AMENDMENT TO GUARANTY AGREEMENT


          This Amendment to Guaranty Agreement (the "AMENDMENT") is made as of August ___, 1996, by and among HAMBRECHT & QUIST GROUP, a California corporation ("H&Q"), KENNETH J. WAGNON, an individual ("WAGNON"), DANIEL M. CARNEY, an individual ("CARNEY"), STARWOOD INVESTMENTS, L.P., a Kansas limited partnership ("STARWOOD"), and BANK IV, N.A., a national banking association (together with its successors and assigns, the "LENDER"). H&Q, Wagnon, Carney and Starwood are each referred to herein as a "GUARANTOR", and are collectively referred to herein as the "GUARANTORS".

          PRELIMINARY STATEMENT. The Guarantors have guaranteed in favor of the Lender certain obligations of VANGUARD AIRLINES, INC., a Delaware corporation (the "BORROWER"), pursuant to a Guaranty Agreement dated July 30, 1996 (the "ORIGINAL GUARANTY"). Capitalized terms used and not defined in this Amendment shall have the meanings given to the them in the Original Guaranty.
The Borrower, the Guarantors and the Lender now desire to amend, supplement and/or replace certain of the Loan Documents to, among other things, increase the principal amount of the loan evidenced thereby from $4,000,000 to $5,000,000 (all such amendments, supplements and replacements are collectively referred to herein as the "LOAN MODIFICATION"). In connection with the Loan Modification, the Guarantors now desire to amend the Original Guaranty in certain respects, all as more particularly set forth below.

          NOW, THEREFORE, to induce the Lender to enter into the Loan Modification, and in recognition that the Lender is reasonably relying upon the promises of the Guarantors hereunder in entering into the Loan Modification, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   LOAN MODIFICATION.  The Guarantors consent to the
Loan Modification, including, without limitation, the increase in the principal amount of the indebtedness evidenced by the Loan
Documents from $4,000,000 to $5,000,000.

          2. CERTAIN DEFINED TERMS. The parties agree that the defined terms "Loan Amount," "Principal Amount" and "Note" in the Original Guaranty are deleted in their entirety, and that the following definitions are added to the Original Guaranty in lieu thereof:

               (a)  "LOAN AMOUNT" shall mean $5,000,000.

               (b)  "PRINCIPAL AMOUNT" shall mean (i) as to
          H&Q, $3,375,000,  (ii) as to Wagnon, $750,000,
          (iii) as to Carney, $500,000, and (iv) as to Starwood, $375,000.

               (c) "NOTE" shall mean the promissory note in the stated principal amount of $5,000,000, dated on or about the date hereof, from the Borrower, as maker, to the Lender, as payee, as the same may be amended, renewed, rearranged, replaced, restated, supplemented, extended or otherwise modified from time to time.

The term "Guaranty Agreement," as used in the Original Guaranty, shall mean the Original Guaranty as amended hereby.

          3. REAFFIRMATION OF GUARANTY. Each Guarantor reaffirms its obligations under the Original Guaranty, as amended hereby, and represents, warrants and covenants to the Lender, as a material inducement to the Lender to enter into the Loan Modification, that (a) such Guarantor has no, and in any event waives any, defense, claim or right of setoff with respect to its obligations under the Original Guaranty, as amended hereby, and
(b) all representations and warranties made by such Guarantor in the Original Guaranty are true and complete as of the date hereof as if made on the date hereof.

          4. NO ADDITIONAL DUTIES ON LENDER. This Amendment shall not impose any duty on the Lender to give notice to or obtain the consent of any Guarantor with respect to any subsequent modifications of the Obligations or any of the Loan Documents, except to the extent provided in the Original Guaranty.

          5. NO OTHER MODIFICATIONS. Except as amended hereby, the Original Guaranty shall remain in full force and effect and shall be binding on the Guarantors in accordance with its terms.

          6. COUNTERPARTS; FAX SIGNATURES. This Amendment may be executed in one or more counterparts and by different parties thereto, all of which counterparts, when taken together, shall constitute but one agreement. Facsimile or other electronically transmitted signatures hereof shall have the same force and effect as if executed and delivered in person.

          7. GOVERNING LAW. The Original Guaranty, as amended hereby, shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Kansas without regard to any choice of law rule thereof.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first written above.


                              HAMBRECHT & QUIST GROUP, a
                              California corporation


                              By:____________________________
                              Name:
                              Title:


                              ________________________________
                              KENNETH J. WAGNON, an individual


                              _______________________________
                              DANIEL M. CARNEY, an individual


                              STARWOOD INVESTMENTS, L.P., a
                              Kansas limited partnership

                              By: Robert A. Geist Revocable Trust
                                     Dated October 13, 1993


                                   By: ________________________
                                       Robert A. Geist, Trustee


                              BANK IV, N.A., a national banking
                              association


                              By:_____________________________
                              Name:
                              Title:

STATE OF CALIFORNIA )
                    )  ss.
COUNTY OF ________  )


     The foregoing instrument was acknowledged before me this ____ day of _________, 1996, by _____________________, the/a
_________________ of HAMBRECHT & QUIST GROUP, a California corporation, on behalf of the corporation.


[SEAL]                             _____________________________
                                   Notary Public

My Commission Expires:

______________________




STATE OF KANSAS     )
                    ) ss.
COUNTY OF _________ )


          On this ____ day of ________, 1996, before me, a notary public in and for said state, personally appeared KENNETH J.
WAGNON to me personally known, who being duly sworn, acknowledged that he had executed the foregoing instrument for purposes therein mentioned and set forth.

                              __________________________________
                              Notary Public
My Commission Expires:

______________________

STATE OF KANSAS     )
                    ) ss.
COUNTY OF _________ )


          On this ____ day of ________, 1996, before me, a notary public in and for said state, personally appeared DANIEL M.
CARNEY, to me personally known, who being duly sworn, acknowledged that he had executed the foregoing instrument for purposes therein mentioned and set forth.

                              _________________________________
                              Notary Public
My Commission Expires:

______________________



STATE OF KANSAS     )
                    ) ss.
COUNTY OF _________ )


          On this ____ day of ________, 1996, before me, a notary public in and for said state, personally appeared ROBERT A. GEIST, trustee of the Robert A. Geist Revocable Trust dated October 13, 1993, to me personally known, who being duly sworn, acknowledged that he had executed the foregoing instrument for purposes therein mentioned and set forth.

                              __________________________________
                              Notary Public
My Commission Expires:

______________________

                       CONSENT OF BORROWER

          Vanguard Airlines, Inc. hereby consents to the Amendment to Guaranty Agreement, dated August ___, 1996 (the
"AMENDMENT"), and agrees to be bound by the Original Guaranty (as defined in the Amendment), as amended by the Amendment.


                              VANGUARD AIRLINES, INC.


                              By:____________________________
                              Name:
                              Title: